UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 1, 2007
Wyndham Worldwide Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32876	20-0052541
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification Number)

Seven Sylvan Way
Parsippany, NJ
(Address of Principal		07054
Executive Office)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (973) 753-6000
None

(Former Name or Former Address if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-99.1: 2007 EARNINGS, SEASONALITY AND DRIVER GUIDANCE

Item 7.01. Regulation FD Disclosure.
Wyndham Worldwide Corporation is providing 2007 earnings, seasonality and driver guidance as of May 1, 2007.
The earnings, seasonality and driver guidance, as of May 1, 2007, is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is furnished with this report:

Exhibit No.	Description

Exhibit 99.1	2007 Earnings, Seasonality and Driver Guidance as of May 1, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION

Date: May 1, 2007	By:	/s/ Virginia M. Wilson

Virginia M. Wilson
Chief Financial Officer

WYNDHAM WORLDWIDE CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated May 1, 2007
EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	2007 Earnings, Seasonality and Driver Guidance as of May 1, 2007.